HERE CONFIDENTIAL    Exhibit 10.16.53+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED .
NINTH AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Ninth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the last signature date below (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	The following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL 10 solely for [*****] program:

[*****] –HERE Location Platform Services-[*****]
Territory	LICENSE FEE*
North America Territory	$[*****]

*Additional terms:
(i) The fees indicated above shall include a) the [*****] Copy, b) [*****] access to the HERE Location Platform Services and c) [*****] Updated Copy.
(ii) The [*****] fee indicated above is limited to [*****] that are designated as part of [*****] program.
(iii) Each [*****] program subscription shall expire [*****] from the activation date.

2.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Stuart Mar
Name:    Greg Drescher        Name:    Stuart Mar
Title:    Senior Legal Counsel        Title:    VP – Finance
Date:     January 28, 2019        Date:     1/22/2019
HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel
Date:     January 28, 2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 9 to TL 10 [Telenav, Inc.][PR-022121]    Page 1 of 1